UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2007

DCT INDUSTRIAL TRUST INC.

(Exact name of registrant as specified in its charter)

Maryland	001-33201	82-0538520
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

518 17th Street, Suite 1700

Denver, CO 80202

(Address of principal executive offices)

(303) 597-2400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 20, 2007, we issued a press release entitled “DCT INDUSTRIAL TRUST REPORTS 2006 FULL-YEAR AND FOURTH QUARTER RESULTS,” which sets forth disclosure regarding our results of operations for the full-year and the fourth-quarter 2006. A copy of this press release is attached hereto as Exhibit 99.1. This Item 2.02 and the attached exhibit 99.1 are provided under Item 2.02 of Form 8-K and are furnished to, and shall not be deemed to be “filed” with, the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

99.1	Press release dated February 20, 2007 and entitled “DCT INDUSTRIAL TRUST REPORTS 2006 FULL-YEAR AND FOURTH QUARTER RESULTS.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCT INDUSTRIAL TRUST INC.
February 20, 2007

	By:	/s/ Philip L. Hawkins
Name: Philip L. Hawkins
Title: Chief Executive Officer

3